EXHIBIT 1

JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the Common Stock of Leap Wireless International, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of August 24, 2004.

COLUMBIA FLOATING RATE ADVANTAGE FUND
By:	Highland Capital Management, L.P., its investment manager
By:	Strand Advisors, Inc., its general partner

By:	/s/ James Dondero
	Name:	James Dondero
	Title:	President

COLUMBIA FLOATING RATE LIMITED LIABILITY COMPANY
By:	Highland Capital Management, L.P., its investment manager
By:	Strand Advisors, Inc., its general partner

By:	/s/ James Dondero
	Name:	James Dondero
	Title:	President

HIGHLAND CRUSADER OFFSHORE PARTNERS, L.P.
By:	Highland Capital Management, L.P., its general partner
By:	Strand Advisors, Inc., its general partner

By:	/s/ James Dondero
	Name:	James Dondero
	Title:	President

HIGHLAND LOAN FUNDING V, LTD.
By:	Highland Capital Management, L.P., its collateral manager
By:	Strand Advisors, Inc., its general partner

By:	/s/ James Dondero
	Name:	James Dondero
	Title:	President

HIGHLAND LEGACY, LIMITED
By:	Highland Capital Management, L.P., its collateral manager
By:	Strand Advisors, Inc., its general partner

By:	/s/ James Dondero
	Name:	James Dondero
	Title:	President

ML CBO IV (CAYMAN), LTD.
By:	Highland Capital Management, L.P., its collateral manager
By:	Strand Advisors, Inc., its general partner

By:	/s/ James Dondero
	Name:	James Dondero
	Title:	President

PAM CAPITAL FUNDING, L.P.
By:	Highland Capital Management, L.P., its collateral manager
By:	Strand Advisors, Inc., its general partner

By:	/s/ James Dondero
	Name:	James Dondero
	Title:	President

RESTORATION FUNDING CLO, LTD.
By:	Highland Capital Management, L.P., its collateral manager
By:	Strand Advisors, Inc., its general partner

By:	/s/ James Dondero
	Name:	James Dondero
	Title:	President

HIGHLAND CAPITAL MANAGEMENT, L.P.
By:	Strand Advisors, Inc., its general partner

By:	/s/ James Dondero
	Name:	James Dondero
	Title:	President

STRAND ADVISORS, INC.
By:	/s/ James Dondero
James Dondero
President

/s/ James Dondero
James Dondero